SCHEDULE 14A

INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.)

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12

VITAL SIGNS, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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	(2)	Aggregate number of securities to which transactions applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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	(2)	Form, schedule or registration statement no.:

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	(4)	Date filed:

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
OF
VITAL SIGNS, INC.

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Vital Signs, Inc. (the “Company” or “Vital Signs”) will be held at the Company’s headquarters, 20 Campus Road, Totowa, New Jersey, on Thursday, February 1, 2007, at 10:00 a.m. local time, to consider and act upon the following:

1.	The election of three directors as described in the attached Proxy Statement.

2.	Any other matter which may properly come before the Annual Meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on December 29, 2006 as the date for determining the shareholders of record entitled to receive notice of, and to vote at, the Annual Meeting.

By Order of the Board of Directors

Jay Sturm
Secretary

Totowa, New Jersey
January 3, 2007

We urge you to sign and return the enclosed proxy as promptly as possible, whether or not you plan to attend the meeting in person. Returning the proxy will not limit your right to vote at the meeting if you later decide to attend in person.

VITAL SIGNS, INC.
20 Campus Road
Totowa, New Jersey 07512

PROXY STATEMENT

The following statement is furnished in connection with the solicitation of proxies by the Board of Directors of Vital Signs, Inc. (the “Company” or “Vital Signs”), a New Jersey corporation. Such proxies are to be used at the Company’s Annual Meeting of Shareholders to be held at the Company’s headquarters, 20 Campus Road, Totowa, New Jersey, on Thursday, February 1, 2007, commencing at 10:00 a.m. local time. This Proxy Statement and the enclosed form of proxy are first being sent to shareholders on or about January 3, 2007.

Shareholders Entitled to Vote

Only holders of record of the Company’s Common Stock (the “Common Stock”) at the close of business on December 29, 2006 (the record date fixed by the Board of Directors) will be entitled to receive notice of, and to vote at, the Annual Meeting. At the close of business on the record date, there were 13,218,850 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. Each such share is entitled to one vote and there is no right to cumulate votes in the election of directors.

Voting; Revocation of Proxy; Quorum and Vote Required

A form of proxy is enclosed for use at the Annual Meeting if a shareholder is unable to attend in person. Each proxy may be revoked at any time before it is exercised by giving written notice to the Secretary of the Annual Meeting or by submitting a duly executed, later-dated proxy. All shares represented by valid proxies pursuant to this solicitation (and not revoked before they are exercised) will be voted as specified in the form of proxy. If the proxy is signed but no specification is given, the shares will be voted FOR election of the Board’s nominees to the Board of Directors.

A majority of the shares outstanding on the record date will constitute a quorum for purposes of the Annual Meeting. Assuming that a quorum is present, the election of directors will be effected by a plurality vote of the votes cast at the Annual Meeting. For purposes of determining the votes cast with respect to any matter presented for consideration at the Annual Meeting, only those votes cast “for” or “against” are included. Abstentions and broker non-votes are counted only for the purpose of determining whether a quorum is present at the Annual Meeting.

Costs of Solicitation

The entire cost of soliciting these proxies will be borne by the Company. In following up the original solicitation of the proxies by mail, the Company may make arrangements with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy materials to the beneficial owners of the Common Stock and may reimburse them for their expenses in so doing. If necessary, the Company may also use its officers and their assistants to solicit proxies from the shareholders, either personally or by telephone or special letter.

Principal Shareholders; Beneficial Ownership of Directors and Officers

The following table sets forth information regarding the beneficial ownership of the Common Stock as of November 30, 2006 by (i) each person who is known by the Company to own beneficially more than five percent of the Common Stock; (ii) each Named Executive Officer (as defined herein), director and nominee of the Company; and (iii) all directors, nominees and current executive officers of the Company as a group. Unless otherwise indicated, each of the named shareholders possesses sole voting and investment power with respect to the shares beneficially owned. Shares covered by stock options are included in the table below only to the extent that such options may be exercised by January 30, 2007.

Shareholder	Number	Percent(14)
Terry D. Wall (1)(2)	2,206,709	16.6%
John Brown, as trustee of trusts for the benefit of the children of Terry D. Wall (1)(3)	1,571,439	11.9%
J.P. Morgan Trust Company of Delaware, as trustee of the TW 2005 Trust (1)(4)	1,277,936	9.7%
C. Barry Wicker (5)	263,479	2.0%
Howard W. Donnelly (6)	2,750	*
David H. MacCallum (7)	22,750	*
Richard L. Robbins (8)	23,500	*
George A. Schapiro (9)	14,250	*
Alex Chanin (10)	5,000	*
Anthony P. Martino (11)	18,775	*
William Craig (12)	6,250	*
All directors and current executive officers as a group (nine persons) (13)	2,563,463	19.1%

*	Represents less than one percent.

(1)	The business address of Mr. Wall is c/o Vital Signs, Inc., 20 Campus Road, Totowa, New Jersey 07512.

(2)

Includes 1,417,894 shares owned by Mr. Wall directly, 706,748 shares owned by Carol Vance Wall, Mr. Wall’s wife, 36,893 shares held in the Company’s 401(k) plan on Mr. Wall’s behalf and 45,174 shares covered by options exercisable by Mr. Wall. Excludes 1,571,439 shares held in trust for the benefit of the Walls’ children (which shares may not be voted or disposed of by Mr. Wall or Carol Vance Wall), 1,277,936 shares held by the TW 2005 Trust (which shares may not be voted or disposed of by Mr. Wall or Carol Vance Wall) and shares held by a charitable foundation established by Mr. Wall and Carol Vance Wall.

(3)

As trustee of the trusts maintained for the benefit of the adult children of Terry D. Wall, Mr. Brown has the power to vote and dispose of each of the shares held in such trusts and thus is deemed to be the beneficial owner of such shares under applicable Securities and Exchange Commission regulations. The address of the trustee is c/o John Brown Limited, 46 Grove Street, Peterborough, New Hampshire 03458.

(4)

Terry Wall established the TW 2005 Trust as an estate planning trust and contributed 1,277,936 shares of Common Stock to the Trust. Pursuant to the terms of the Trust, any one of four members of a committee may cause the assets of the Trust to be transferred to Terry Wall. Alternatively, if the four members of the committee agree, the assets of the Trust could be transferred, in equal one fourth interests, to the members of the committee, who are also the beneficiaries of the Trust. The four members of the committee are Mr. Wall’s two adult children, Mr. Wall’s brother and Mr. Wall’s sister. The address of the trustee is 500 Stanton Christiana Road, Newark, Delaware 19713.

(5)

Includes 211,879 shares owned by Mr. Wicker directly, 15,716 shares held in the Company’s 401(k) plan on Mr. Wicker’s behalf, and 35,884 shares covered by options exercisable by Mr. Wicker. Excludes shares held in insurance trusts maintained for the benefit of Mr. Wicker’s children, which shares may not be voted or disposed of by Mr. Wicker or his wife.

(6)	These 2,750 shares are covered by options exercisable by Mr. Donnelly.

(7)	These 22,750 shares are covered by options exercisable by Mr. MacCallum.

(8)	These 23,500 shares are covered by options exercisable by Mr. Robbins.

(9)	These 14,250 shares are covered by options exercisable by Mr. Schapiro.

(10)	These 5,000 shares are covered by options exercisable by Mr. Chanin.

(11)	Includes 25 shares held in the Company’s 401(k) plan on Mr. Martino’s behalf and 18,750 shares covered by options exercisable by Mr. Martino.

(12)	These 6,250 shares are covered by options exercisable by Mr. Craig.

(13)

Includes 174,308 shares covered by options exercisable by the Company’s executive officers and directors, and 52,634 shares held in the Company’s 401(k) plan. Does not include shares which have been excluded from the beneficial ownership of Mr. Wall and Mr. Wicker as described in footnotes 2 and 5 above.

(14)	Percent of class is based on 13,218,850 shares of Common Stock outstanding on November 30, 2006.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors, executive officers and 10% shareholders to file with the Securities and Exchange Commission certain reports regarding such persons’ ownership of the Company’s securities. The Company is required to disclose any failures to file such reports on a timely basis. The Company is not aware of any such untimely filings during the fiscal year ended September 30, 2006, except that David J. Bershad, a former director of the Company, filed a late Form 4 in April 2006 to report a stock option grant made to him in May 2005.

Independent Board Members

The following members of the Board of Directors have been determined to be “independent directors” pursuant to the definition contained in Rule 4200(a)(15) of the National Association of Securities Dealers’ (“NASD”) Marketplace rules: Mr. Donnelly, Mr. MacCallum, Mr. Robbins and Mr. Schapiro.

PROPOSAL ONE
ELECTION OF DIRECTORS

Unless a shareholder either indicates “withhold authority” on his proxy or indicates on his proxy that his shares should not be voted for the nominees, it is intended that the persons named in the proxy will vote for the election of the persons named in Table I below to serve until the expiration of their terms and thereafter until their successors shall have been duly elected and qualified. If elected, the nominees will serve for three year terms. Discretionary authority is also solicited to vote for the election of a substitute for each such nominee who, for any reason presently unknown, cannot be a candidate for election. The nominees are currently members of the Company’s Board of Directors.

Table I sets forth the names and ages (as of September 30, 2006) of the nominees for election to the Board of Directors, the positions and offices presently held by each such person within Vital Signs, the period during which each such person has served on the Company’s Board of Directors, the expiration of his term if elected and the principal occupations and employment of each such person during the past five years. Table II sets forth comparable information with respect to those directors whose terms of office will continue beyond the date of the Annual Meeting. Unless otherwise indicated, positions have been held for more than five years.

TABLE I
NOMINEES FOR ELECTION AS DIRECTOR

Name and Age	Director Since	Expiration of Term if Elected	Business Experience(A)
David H. MacCallum, 69	2002	2010

Managing Partner of Outer Islands Capital (private equity partnership) (April, 2000 to present); Global Head of Health Care Investment Banking, Salomon Smith Barney (investment banking firm) (1999 to November, 2001); Executive Vice President, Head of Health Care, ING Baring Furman Selz, LLC (investment banking firm) (April, 1998 to June, 1999); Global Head of Health Care Investment Banking, Union Bank of Switzerland (investment banking firm) (1994 to March, 1998); Managing Director and Head of the Health Care Business (1983 to 1992) and Co-Head of Investment Banking (1992 to 1994), Hambrecht & Quist LLC (investment banking firm). Mr. MacCallum also serves on the board of directors of MannKind Corp. and ZymoGenetics, Inc.

Richard L. Robbins, 66	2003	2010

Senior Vice President, Financial Reporting and Control and Principal Financial Officer of Footstar, Inc.* (nationwide retailer of footwear) (2003 to March 31, 2006*); Partner, Robbins Consulting LLP (financial, strategic and management consulting firm) (July, 2002 to October, 2003); Partner of Arthur Andersen LLP (1978 to 2002). Mr. Robbins is also a member of the board of directors and serves on the audit committee of BioScrip, Inc., a company engaged in providing pharmaceutical care solutions.

George A. Schapiro, 59	2003	2010

General Management Consultant (1991 to present); Executive Vice President, Director and Executive Committee member of the Anesthesia Patient Safety Foundation; President and Chief Executive Officer of Andros Incorporated (a supplier of gas analyzers to the patient monitoring industry) (1976 to 1991); previously employed by the Hewlett-Packard Company where, from 1974 to 1976, he was responsible for that company’s patient monitoring product line.

*	On March 3, 2004, Footstar, Inc. announced that, in order to effect a financial and operational restructuring, it and substantially all of its subsidiaries filed voluntary petitions on March 2, 2004 with the U.S. Bankruptcy Court for the Southern District of New York for reorganization under Chapter 11 of the U.S. Bankruptcy Code. Footstar, Inc. emerged from bankruptcy on February 7, 2006. Mr. Robbins resigned as an officer of Footstar, Inc. on March 31, 2006.

TABLE II
CONTINUING DIRECTORS

Name and Age	Director Since	Expiration of Term	Business Experience(A)
Terry D. Wall, 65	1972	2008	President and Chief Executive Officer of the Company.
C. Barry Wicker, 66	1985	2008	Executive Vice President—Sales of the Company (prior years until his retirement in October, 2006); Chief Operating Officer of the Company (June, 2005 to October, 2006).
Howard W. Donnelly, 45	2002	2009

President and a principal of Concert Medical, LLC (a contract manufacturer to medical device companies) (February, 2005 to present); Principal of Thermics, Inc. (an early stage company focused on hypothermia management) (November, 2004 to present); Principal of Macosta-Medical USA, LLC (an early stage company focused on anesthesia) (October, 2002 to present); President of Level 1, Inc. (a medical device manufacturer and a wholly-owned subsidiary of Smith Industries) (March, 1999 to April, 2002); Vice President of Business Planning and Development for Pfizer Inc.’s Medical Technology Group (a pharmaceutical company) (1997 to 1999). Mr. Donnelly also serves on the board of directors of AngioDynamics, Inc.

(A)	In each instance in which dates are not provided in connection with a director’s business experience, such director has held the position indicated for at least the past five years.

Summary of Cash and Certain Other Compensation

The following table sets forth, for the fiscal years ended September 30, 2006, 2005 and 2004, the annual and long-term compensation of the Company’s Chief Executive Officer and the other individuals who served as executive officers of the Company at the end of fiscal 2006 and received greater than $100,000 in salary and bonus during fiscal 2006 (the “Named Executive Officers”):

SUMMARY COMPENSATION TABLE

Name and Principal Position	Annual Compensation				Long-Term Compensation Common Shares Subject to Options Granted(#)	All Other Compensation(C)
	Year	Salary	Bonus(A)	Other Annual Compensation(B)
Terry D. Wall	2006	$350,000	$57,750	$7,800	75,000	$5,640
President and Chief Executive Officer	2005	313,096	60,381	7,800	50,000	5,629
	2004	233,077	11,138	6,450	—	4,721
C. Barry Wicker	2006	166,750	27,514	7,800	—	4,244
Executive Vice President, Sales	2005	172,194	38,061	7,800	—	3,890
	2004	151,976	5,241	6,450	—	3,626
William Craig(D)	2006	193,000	70,405	7,800	—	3,567
Executive Vice President, Chief	2005	103,923	31,845	—	25,000	1,072
Financial Officer
Alex Chanin	2006	165,000	27,225	9,000	15,000	4,119
Chief Information Officer	2005	166,350	22,275	9,000	—	3,892
	2004	152,885	—	9,000	10,000	3,696
Anthony P. Martino	2006	141,500	23,348	7,800	2,500	4,395
Executive Vice President, Quality and	2005	145,481	25,984	7,800	—	3,754
Regulatory	2004	137,707	6,608	6,450	—	3,437

(A)	Reflects bonuses in the fiscal year earned, which may not correspond with the fiscal year paid. Bonuses earned in fiscal 2006 were awarded under the Company’s Well-Pay Policy and in conjunction with the Company’s performance incentive program. The Well-Pay Policy covers all Company personnel working in the Company’s headquarters in Totowa, New Jersey and in certain of the Company’s subsidiaries. Under the Policy, an additional day’s pay is earned by any employee having perfect attendance for the preceding month. In addition, payments of $200 to $400 are earned by employees having perfect attendance for one or more consecutive years.

(B)	Comprised entirely of monthly car allowances.

(C)

“Compensation” reported under this column for the year ended September 30, 2006 includes: (i) contributions of $3,868, $2,774, $2,097, $2,797 and $3,237 respectively, for Messrs. Wall, Wicker, Craig, Chanin and Martino respectively, to the Company’s 401(k) Plan on behalf of the Named Executive Officers to match pre-tax elective deferral contributions (included under “Salary”) made by each Named Executive Officer to that Plan and (ii) premiums of $1,772, $1,470, $1,470, $1,322 and $1,158 respectively, with respect to life insurance purchased by the Company for the benefit of Messrs. Wall, Wicker, Craig, Chanin and Martino, respectively.

(D)	Mr. Craig joined the Company in March 2005.

Stock Options

The following table contains information regarding the grant of stock options to the Named Executive Officers during the year ended September 30, 2006. In addition, in accordance with rules adopted by the Securities and Exchange Commission (the “SEC”), the following table sets forth the hypothetical gains or “options spreads” that would exist for the respective options assuming rates of annual compound price appreciation in the Company’s Common Stock of 5% and 10% from the date the options were granted to their final expiration date.

OPTION/SAR GRANTS IN LAST FISCAL YEAR

Name	Individual Grants				Potential Realizable Value at Assumed Annual Rates of Stock Appreciation for Option Term
	Number of Securities Underlying Options/SARs Granted(#)	% of Total Options/SARs Granted to Employees in Fiscal Year	Exercise or Base Price	Expiration Date
					5%($)	10%($)
Terry D. Wall	75,000	43.4%	$49.98	7/5/2016	$2,357,412	$5,974,144
C. Barry Wicker	—	—	—	—	—	—
William Craig	—	—	—	—	—	—
Alex Chanin	15,000	8.7	49.98	7/5/2016	471,482	1,194,829
Anthony P. Martino	2,500	1.5	49.98	7/5/2016	78,580	199,138

The following table provides data regarding option exercises by the Named Executive Officers in the last fiscal year, the value realized and the number of shares of the Company’s Common Stock covered by both exercisable and non-exercisable stock options held by the Named Executive Officers at September 30, 2006. Also disclosed are the values for “in-the-money” options, which represent the positive spread between the exercise prices of the options and $56.61, the closing sales price of the Company’s Common Stock on September 30, 2006.

AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR
AND FISCAL YEAR END VALUES

	Shares Acquired on Exercise	Value Realized($)	Number of Shares Underlying Unexercised Options at Year End		Value of Unexercised In The Money Options at Year End
			Exercisable	Unexercisable	Exercisable($)	Unexercisable($)
Terry D. Wall	71,278	2,024,295	45,174	112,500	1,287,103	1,072,875
C. Barry Wicker	20,000	495,000	35,884	—	1,255,473	—
William Craig	—	—	6,250	18,750	96,313	288,938
Alex Chanin	—	—	5,000	20,000	140,450	239,900
Anthony P. Martino	274	8,212	18,750	8,750	545,625	198,450

Arrangements with Directors

The Company’s 2002 Stock Incentive Plan provides that each non-employee director will automatically receive options covering 4,000 shares of Common Stock (with an exercise price equal to the fair market value on the date of grant) on an annual basis and is entitled to receive additional options at the discretion of the committee administering the 2002 Stock Incentive Plan. One half of the automatic option grants made to non-employee directors under the 2002 Stock Incentive Plan vest immediately at the time of grant. Half of the balance may be exercised commencing one year after the date of grant and the remainder may be exercised commencing two years after the date of grant.

Each of the Company’s non-employee directors (Messrs. Donnelly, MacCallum, Robbins and Schapiro) waived the 2006 automatic option grants to which he was entitled and was granted a discretionary stock option to purchase 6,000 shares of Common Stock. These options were granted at an exercise price of $49.98 per share (the fair market value on the date of grant), and vest in equal 25% increments beginning one year after the date of grant. In addition, these options will become fully and immediately exercisable upon the death or disability of the director and in the event the director is not nominated for re-election (unless the director decides himself not to run for re-election).

Each non-employee director receives a yearly retainer of $24,000 paid quarterly, $1,000 for each Board meeting attended and $500 for each committee meeting attended.

Shareholder Communication with the Board

The Company’s Board of Directors has established a procedure that enables shareholders to communicate in writing with members of the Board. Any such communication should be addressed to Vital Signs’ Secretary and should be sent to such individual at the Company’s headquarters office, 20 Campus Road, Totowa, New Jersey 07512. Any such communication must state, in a conspicuous manner, that it is intended for distribution to the entire Board of Directors. Under the procedures established by the Board, upon the Secretary’s receipt of such a communication, the Secretary will send a copy of such communication to each member of the Board, identifying it as a communication received from a shareholder. Absent unusual circumstances, at the next regularly scheduled meeting of the Board held more than two days after such communication has been distributed, the Board will consider the substance of any such communication.

Board members are encouraged, but not required by any specific Board policy, to attend the Company’s annual meeting of shareholders. All of the directors attended the 2006 Annual Meeting of Shareholders.

The Board of Directors; Committees of the Board

The Board of Directors of the Company held seven meetings during the fiscal year ended September 30, 2006. The Board’s Audit Committee, which is responsible for reviewing significant audit and accounting principles, policies and practices and for meeting with the Company’s independent accountants, met four times during the year ended September 30, 2006. The Audit Committee presently consists of Messrs. Robbins (Chairman), Donnelly and Schapiro.

The Compensation Committee, comprised of Messrs. Donnelly (Chairman) and MacCallum, administers the Company’s stock option plans and Investment Plan and is also responsible for determining the compensation of the Company’s chief executive officer and other executive officers. The Compensation Committee met two times during the year ended September 30, 2006 and also acted by unanimous consent.

Each member of the Company’s Board was present for 75% or more of the aggregate of the total meetings of the Board and each Board committee on which he serves.

Nominating Committee Matters

The Nominating Committee is comprised of Messrs. Donnelly, MacCallum, Robbins and Schapiro. Nominating Committee matters were discussed as part of a full Board meeting in fiscal 2006.

Nominating Committee Charter. The Board has adopted a Nominating Committee charter to govern its Nominating Committee. A copy of the Nominating Committee’s charter is attached to this Proxy Statement as Appendix 1.

Independence of Nominating Committee Members. All members of the Nominating Committee of the Board of Directors have been determined to be “independent directors” pursuant to the definition contained in Rule 4200(a)(15) of the National Association of Securities Dealers’ Marketplace Rules.

Procedures for Considering Nominations Made by Shareholders. The Nominating Committee’s charter describes procedures for nominations to be submitted by shareholders and other third-parties, other than candidates who have previously served on the Board or who are recommended by the Board. The charter states that a nomination must be delivered to the Secretary of the Company at the principal executive offices of the Company not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that if the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice to be timely must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the close of business on the 10th day following the day on which public announcement of the date of such meeting is first made by the Company. The public announcement of an adjournment or postponement of an annual meeting will not commence a new time period (or extend any time period) for the giving of a notice as described above. The charter requires a nomination notice to set forth as to each person whom the proponent proposes to nominate for election as a director: (a) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including such person’s written consent to being named in the Proxy Statement as a nominee and to serving as a director if elected), and (b) information that will enable the Nominating Committee to determine whether the candidate or candidates satisfy the criteria established pursuant to the charter for director candidates.

Qualifications. The charter describes the minimum qualifications for nominees and the qualities or skills that are necessary for directors to possess. Each nominee:

•	must satisfy any legal requirements applicable to members of the Board;

•	must have business or professional experience that will enable such nominee to provide useful input to the Board in its deliberations;

•	must have a reputation in the Company’s industry for honesty and ethical conduct;

•	must have a working knowledge of the types of responsibilities expected of members of a board of directors of a public corporation; and

•

must have experience, either as a member of the board of directors of another public or private company or in another capacity, that demonstrates the nominee’s capacity to serve in a fiduciary position.

Identification and Evaluation of Candidates for the Board. Candidates to serve on the Board will be identified from all available sources, including recommendations made by shareholders. The Nominating Committee’s charter provides that there will be no differences in the manner in which the Nominating Committee evaluates nominees recommended by shareholders and nominees recommended by the Committee or management, except that no specific process shall be mandated with respect to the nomination of any individuals who have previously served on the Board. The evaluation process for individuals other than existing Board members will include:

•	a review of the information provided to the Nominating Committee by the proponent;

•	a review of reference letters from at least two sources determined to be reputable by the Nominating Committee; and

•	a personal interview of the candidate,

together with a review of such other information as the Nominating Committee shall determine to be relevant.

Third Party Recommendations. In connection with the 2007 Annual Meeting, the Nominating Committee did not receive any nominations from any shareholder or group of shareholders which owned more than 5% of the Company’s Common Stock for at least one year.

Audit Committee Matters

The following report of the Audit Committee is not to be deemed “soliciting material” or deemed to be filed with the Securities and Exchange Commission or subject to Regulation 14A of the Securities Exchange Act of 1934, except to the extent specifically requested by the Company or incorporated by reference in documents otherwise filed.

Audit Committee Charter. The Audit Committee has adopted a written charter which is filed as Appendix 2 to this Proxy Statement.

Independence of Audit Committee Members. The Common Stock is listed on the Nasdaq National Market and the Company is governed by the listing standards applicable thereto. Each of the members of the Audit Committee, Messrs. Robbins, Donnelly and Schapiro, have been determined to be “independent directors” pursuant to the definition contained in Rule 4200(a)(15) of the National Association of Securities Dealers’ (“NASD”) Marketplace Rules and under the SEC’s Rule 10A-3.

Audit Committee Financial Expert. The Company’s Board of Directors has determined that Mr. Robbins, the Chairman of the Audit Committee, is an “audit committee financial expert,” as defined by Item 401(h) of the SEC’s Regulation S-K.

Audit Committee Report. In connection with the preparation and filing of the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2006:

(1) the Audit Committee reviewed and discussed the audited financial statements with the Company’s management;

(2) the Audit Committee discussed with the Company’s independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees);

(3) the Audit Committee received and reviewed the written disclosures and the letter from the Company’s independent auditors required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with the Company’s independent auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors’ independence; and

(4) based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the 2006 Annual Report on Form 10-K.

By: The Audit Committee of the Board of Directors

Richard L. Robbins, Howard W. Donnelly, George A. Schapiro

Compensation Committee Interlocks and Insider Participation

None of the current members of the Compensation Committee, nor anyone who served on the Compensation Committee during the fiscal year ended September 30, 2006, is an officer, employee or former officer of the Company.

Report of the Compensation Committee

The following report is not to be deemed “soliciting material” or deemed to be filed with the Securities and Exchange Commission or subject to Regulation 14A of the Securities Exchange Act of 1934, except to the extent specifically requested by the Company or incorporated by reference in documents otherwise filed.

Pursuant to rules adopted by the SEC designed to enhance disclosure of corporate policies regarding executive compensation, the Company has set forth below a report of its Compensation Committee regarding compensation policies as they affect Mr. Wall and the other Named Executive Officers.

The Compensation Committee views compensation of executive officers as having three distinct parts, a current compensation program, a set of standard benefits and a long-term benefit. The current compensation element focuses upon the executive officer’s salary and is designed to provide appropriate reimbursement for services rendered. The Company’s standard benefit package consists primarily of the matching portion of the Company’s 401(k) Plan and eligibility for bonuses based upon performance of the Company. The long-term benefit element has been reflected in the grants of stock options to specific executive officers.

Traditionally, Mr. Wall’s salary has been set at levels which are perceived by the Board to be below the salaries of chief executive officers of comparable companies. The Compensation Committee has determined that Mr. Wall’s salary should be comparable to the salaries of chief executive officers of comparable companies, regardless of Mr. Wall’s significant ownership of the Company’s Common Stock. Accordingly, the Compensation Committee reviewed the salaries of chief executive officers of medical device companies of a size and profitability comparable to Vital Signs. As a result of this review, the Compensation Committee determined to increase Mr. Wall’s salary to $350,000 for fiscal 2006 from approximately $313,000 for fiscal 2005. The Compensation Committee believes that Mr. Wall’s salary still is below the salaries of his peers at comparable companies, and intends to continue to review and adjust his salary in the future, with the objective of bringing it to a level which is comparable to the salaries of chief executive officers of comparable companies.

On March 8, 2005, the Compensation Committee adopted the 2005 Executive Bonus Plan (the “Bonus Plan”). Pursuant to the Bonus Plan, specified officers, including executive officers, of the Company are eligible to receive bonuses based upon increases in the profitability of the Company’s anesthesia, respiratory and critical care businesses and based upon increases in the Company’s overall profitability. Under each of the two components of the Bonus Plan, participants could be eligible for bonuses of up to 60% of annual salary. Mr. Wall received a bonus of $57,750 under the Bonus Plan for fiscal 2005 (paid in fiscal 2006), as a result of increases in the profitability of the Company’s anesthesia, respiratory and critical care businesses, as well as increases in the Company’s overall profitability (including at the Company’s Thomas Medical Products, Breas and Sleep Services of America subsidiaries).

Stock options granted to executive officers of the Company have historically been granted at a price equal to fair market value. Accordingly, such options will gain appreciable value if, and only if, the market value of the Common Stock increases subsequent to the date of grant. The Compensation Committee believes that the issuance of stock options at fair market value provides incentives to employees to maximize the Company’s performance and to assure continued affiliation with the Company. Mr. Wall was granted an option to purchase 75,000 shares of the Company’s Common Stock in fiscal 2006.

Mr. Wall makes recommendations to the Compensation Committee with respect to the compensation of the other Named Executive Officers. In reviewing such recommendations and determining the compensation for the other Named Executive Officers for fiscal 2006, the Compensation Committee considered each individual’s prior experience, experience with the Company, contributions to the Company and the relationship of such individual’s responsibilities to the Chief Executive Officer’s responsibilities. The Compensation Committee also reviewed the compensation of executive officers of comparable companies. The other Named Executive Officers also participate in the Bonus Plan. In addition, in fiscal 2006, Mr. Chanin was granted an option to purchase 15,000 shares of the Company’s Common Stock and Mr. Martino was granted an option to purchase 2,500 shares of the Company’s Common Stock.

The Compensation Committee believes that an appropriate compensation program can help in promoting strong earnings performance if it reflects an appropriate balance between providing rewards to executive officers while at the same time effectively controlling cash compensation costs. It is the Committee’s objective to continue monitoring the Company’s compensation program to assure that this balance is maintained.

By:   The Compensation Committee of the Board of Directors

David H. MacCallum

Howard W. Donnelly

Shareholder Return Comparison

Set forth below is a line-graph presentation comparing the cumulative shareholder return on the Company’s Common Stock on an indexed basis against the cumulative total returns of the Nasdaq Market Index and the Hemscott (formerly, Media General) Medical Instruments and Supplies Group Index (consisting of 93 publicly traded medical instrument and device companies) (“Hemscott Group Index”) for the period from October 1, 2001 (October 1, 2001 = 100) through September 30, 2006.

The following graph is not to be deemed “soliciting material” or deemed to be filed with the Securities and Exchange Commission or subject to Regulation 14A of the Securities Exchange Act of 1934, except to the extent specifically requested by the Company or incorporated by reference in documents otherwise filed.

COMPARE 5-YEAR CUMULATIVE TOTAL RETURN
AMONG VITAL SIGNS, INC.,
NASDAQ MARKET INDEX AND HEMSCOTT GROUP INDEX

DOLLARS
225
200
175
150
125
100
75
50
25
0
2001
2002
2003
2004
2005
2006
VITAL SIGNS, INC.
HEMSCOTT GROUP INDEX
NASDAQ MARKET INDEX

ASSUMES $100 INVESTED ON OCT. 1, 2001
ASSUMES DIVIDEND REINVESTED
FISCAL YEAR ENDING SEPT. 30, 2006

	2001	2002	2003	2004	2005	2006
VITAL SIGNS, INC.	100.00	97.45	95.99	106.44	154.45	190.92
HEMSCOTT GROUP INDEX	100.00	81.48	112.61	146.21	161.37	160.96
NASDAQ MARKET INDEX	100.00	80.46	123.30	130.73	148.72	157.54

Audit Fees and Related Matters

In accordance with the requirements of the Sarbanes-Oxley Act of 2002 (the “Act”) and the Audit Committee’s charter, all audit and audit-related work and all non-audit work performed by the Company’s independent accountants, Goldstein Golub Kessler LLP (“GGK”) and RSM McGladrey, Inc. (“RSM”), is approved in advance by the Audit Committee, including the proposed fees for such work. The Audit Committee is informed of each service actually rendered that was approved through its pre-approval process.

Through September 30, 2005, GGK had a continuing relationship with American Express Tax and Business Services (“TBS”), from which it leased auditing staff who were full time, permanent employees of TBS and through which its partners provided non-audit services. Subsequent to September 30, 2005, this relationship ceased and GGK established a similar relationship with RSM. GGK has no full time employees and, therefore, none of the audit services performed were provided by permanent full-time employees of GGK. GGK manages and supervises the audit and audit staff, and is exclusively responsible for the opinion rendered in connection with its examination.

Audit Fees. Audit fees billed or expected to be billed to Vital Signs, Inc. by GGK for the audit of the financial statements included in Vital Signs’ Annual Report on Form 10-K, and reviews of the financial statements included in Vital Signs’ Quarterly Reports on Form 10-Q, for the fiscal years ended September 30, 2006 and 2005 totaled approximately $645,000 and $544,000, respectively.

Audit-Related Fees. The Company was billed $150,000 and $59,000 by GGK and TBS for the fiscal years ended September 30, 2006 and 2005, respectively, for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported under the caption Audit Fees above.

Tax Fees. The Company was billed an aggregate of $73,000 and $24,000 by RSM and TBS for the fiscal years ended September 30, 2006 and 2005, respectively, for tax services, principally advice regarding the preparation of income tax returns, tax advice and planning services related to income tax returns.

All Other Fees. The Company was billed $29,000 and $0 for other services provided by GGK during the fiscal years ended September 30, 2006 and 2005, respectively.

Other Matters. The Audit Committee of the Board of Directors has considered whether the provision of the Audit-Related Fees, Tax Fees and All Other Fees are compatible with maintaining the independence of the Company’s principal accountant.

Applicable law and regulations provide an exemption that permits certain services to be provided by the Company’s outside auditors even if they are not pre-approved. The Company did not rely on this exemption at any time since the Sarbanes-Oxley Act was enacted.

Relationship with Independent Public Accountants

GGK has been selected by the Board of Directors to audit and report on the Company’s financial statements for the fiscal year ending September 30, 2007. A representative of that firm is expected to be present at the Annual Meeting and will have an opportunity to make a statement if he or she so desires. The representative is expected to be available to respond to appropriate questions from shareholders. GGK has audited the Company’s financial statements for more than the past five years.

Other Matters

At the time that this Proxy Statement was mailed to shareholders, management was not aware that any matter other than the election of directors would be presented for action at the Annual Meeting. If other matters properly come before the Annual Meeting, it is intended that shares represented by proxies will be voted with respect to those matters in accordance with the best judgment of the persons voting them.

If a shareholder of the Company wishes to have a proposal included in the Company’s Proxy Statement for the 2008 Annual Meeting of Shareholders, the proposal must be received at the Company’s principal executive offices by September 5, 2007, and must otherwise comply with rules promulgated by the Securities and Exchange Commission in order to be eligible for inclusion in the proxy material for the 2008 Annual Meeting.

If a shareholder desires to bring business before the 2008 Annual Meeting which is not the subject of a proposal complying with the SEC proxy rule requirements for inclusion in the Proxy Statement, the shareholder must follow procedures outlined in the Company’s by-laws in order to personally present the proposal at the 2008 Annual Meeting. A copy of these procedures is available upon request from the Secretary of the Company.

One of the procedural requirements in the Company’s by-laws is timely notice in writing of the business that the shareholder proposes to bring before the 2008 Annual Meeting. Notice of business proposed to be brought before the 2008 Annual Meeting or notice of a proposed nomination to the Board of Directors must be received by the Secretary of the Company no earlier than 120 days prior to the first anniversary of the 2007 Annual Meeting date and no later than the later of the 90th day prior to the first anniversary of the 2007 Annual Meeting date or the tenth day after the Company publicly announces the date of the 2008 Annual Meeting.

By Order of the Board of Directors
Jay Sturm, Secretary

Dated: January 3, 2007

A copy of an annual report for the year ended September 30, 2006, including financial statements, accompanies this Proxy Statement. The annual report is not to be regarded as proxy soliciting material or as a communication by means of which any solicitation is to be made. Copies of the Company’s Annual Report on Form 10-K are available without charge by contacting the Company by telephone at 973-790-1330 or by writing to: Investor Relations, Vital Signs, Inc., 20 Campus Road, Totowa, New Jersey 07512.

Appendix 1
VITAL SIGNS, INC.
NOMINATING COMMITTEE CHARTER

Purposes of the Nominating Committee

The purposes of the Nominating Committee are:

•	to consider proposals made by shareholders and others to nominate specific individuals to the board of directors of Vital Signs, Inc. (the “Company”);

•	to identify qualified individuals for membership on such board (the “Board”) ; and

•	to recommend to the Board the director nominees for election at each annual meeting of shareholders and at each other meeting of shareholders at which directors are to be elected.

Membership of the Nominating Committee

The Nominating Committee:

•	shall consist of not less than three members of the Board, the exact number to be established by the Board from time to time;

•	shall consist solely of individuals who meet the independence standards set forth in Securities and Exchange Commission rules and in the listing standards applicable to the Company; and

•	shall consist solely of members who are appointed by, and who may be removed by, the Board.

Criteria for Nomination to the Board of Directors

Each individual nominated by the Nominating Committee to serve on the Board of Directors shall, in the Nominating Committee’s opinion, satisfy the following criteria (the “Minimum Criteria”) together with such other criteria as shall be established by the Nominating Committee:

•	such nominee shall satisfy any legal requirements applicable to members of the Board;

•	such nominee shall have business or professional experience that will enable such nominee to provide useful input to the Board in its deliberations;

•	such nominee shall have a reputation in the Company’s industry for honesty and ethical conduct;

•	such nominee shall have a working knowledge of the types of responsibilities expected of members of a board of directors of a public corporation; and

•

such nominee shall have experience, either as a member of the board of directors of another public or private corporation or in another capacity, that demonstrates the nominee’s capacity to serve in a fiduciary position.

Procedures to be Followed with Respect to the Submission of Names for Consideration by the Nominating Committee

The following procedures (the “Minimum Procedures”) shall be utilized in considering any candidate for election to the Board at an annual meeting, other than candidates who have previously served on the Board or who are recommended by the Board. A nomination must be delivered to the Secretary of the Company at the principal executive offices of the Company not later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that if the date of the annual meeting is more than thirty (30) days before or more than sixty (60) days after such anniversary date, notice to be timely must be so delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the close of business on the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the Company. In no event shall the public announcement of an adjournment or postponement of an annual meeting commence a new time period (or extend any time period) for the giving of a notice as described above. Such notice shall set forth as to each person whom the proponent proposes to nominate for election as a director (a) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including such person’s written consent to being named in the Proxy Statement as a nominee and to serving as a director if elected), and (b) information that will enable the Nominating Committee to determine whether the candidate satisfies the Minimum Criteria and any Additional Criteria (as defined below) established by the Nominating Committee.

In the event that a director is to be nominated at a special meeting of shareholders or is to be elected by the Board, the Nominating Committee shall develop procedures designed to conform, as nearly as practicable, to the procedures applicable to elections of Board members at annual meetings.

The Nominating Committee may, but shall not be required to, develop other procedures (the “Additional Procedures”) designed to supplement the Minimum Procedures.

Processes to be Followed in Considering Candidates

Candidates to serve on the Board shall be identified from such sources as shall be available to the Nominating Committee, including without limitation recommendations made by shareholders.

There shall be no differences in the manner in which the Nominating Committee evaluates nominees recommended by shareholders and nominees recommended by the committee or management, except that no specific process shall be mandated with respect to the nomination of any individuals who have previously served on the Board. The evaluation process shall include (i) a review of the information provided to the Nominating Committee by the proponent, (ii) a review of reference letters from at least two sources determined to be reputable by the Nominating Committee and (iii) a personal interview of the candidate, together with a review of such other information as the Nominating Committee shall determine to be relevant.

Duties of the Nominating Committee

The Nominating Committee shall:

•	determine whether other criteria (the “Additional Criteria”), beyond the Minimum Criteria, should apply in nominating members of the Board, such Additional Criteria to

•	reflect, at a minimum, all applicable laws, rules, regulations and listing standards applicable to the Company, and

•	take into account a potential candidate’s experience, areas of expertise and other factors relative to the overall composition of the board of directors;

•	determine whether the Minimum Procedures should be supplemented with Additional Procedures relating to the information to be submitted to the Nominating Committee regarding prospective candidates;

•	annually review the size, composition and needs of the Board and make recommendations to the Board;

•	recommend to the Board the director nominees for election at the next annual meeting of shareholders;

•	consider and recommend candidates for appointment to the Board to the extent vacancies arise between annual meetings of shareholders;

•	consider director candidates submitted by shareholders and other third-parties, in accordance with the Minimum Procedures and any Additional Procedures adopted by the Nominating Committee; and

•	annually review the Nominating Committee charter and recommend to the Board any changes it deems necessary or desirable.

Meetings of the Nominating Committee

The Nominating Committee shall meet as often as necessary to carry out its responsibilities, but not less than once each year. At the discretion of the chairperson of the Nominating Committee, but at least once each year for all or a portion of a meeting, the members of the Nominating Committee shall meet in executive session, without any members of management present.

Additional Authority of the Nominating Committee

The Nominating Committee shall have the authority, in its discretion, to retain outside counsel and other advisors.

Appendix 2
VITAL SIGNS, INC.
AUDIT COMMITTEE CHARTER

Purpose

The Audit Committee is a committee of the Board of Directors. Its primary function is to assist the Board in fulfilling its oversight responsibilities by reviewing the financial information which will be provided to the shareholders and others, the systems of internal controls which management and the Board of Directors have established, and the audit process. In doing so, it is the responsibility of the Audit Committee to provide an open avenue of communication between the Board of Directors, management, and the independent accountants.

The Company recognizes that management, including the Company’s financial staff, as well as the Company’s outside auditors, have more time, knowledge and detailed information regarding the Company than do Committee members; consequently, in carrying out its oversight responsibilities the Committee is not providing any expert or special assurances as to the Company’s financial statements or any professional certifications as to the outside auditor’s work.

Organization

•	The Audit Committee shall be appointed annually by the Board of Directors.

•	The Audit Committee shall be composed of at least three, but not more than five, independent directors.

•

Only independent directors may be members of the Audit Committee. The determination of whether a director is an independent director shall be based on applicable regulatory definitions, including, without limitation, the applicable independence requirements of the National Association of Securities Dealers, the Securities and Exchange Commission and the Sarbanes-Oxley Act of 2002.

•

All of the members of the Audit Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements. At least one member of the Audit Committee shall be a “financial expert” based on criteria set forth in the applicable regulations.

•	One of the members of the Audit Committee shall serve as Chairperson. It is the responsibility of the Chairperson to schedule all meetings of the committee.

In meeting its responsibilities, the committee shall:

General

•	Have the power to conduct or authorize investigations into any matters within the committee’s scope of responsibilities. The committee shall have unrestricted access to members of management and all information relevant to its responsibilities.

•	Meet at least 4 times per year or more frequently as circumstances require. The committee may ask members of management or others to attend the meetings and provide pertinent information as necessary.

•	Report committee actions to the Board of Directors with such recommendations as the committee may deem appropriate.

•	Review and consider updates to the committee’s charter.

•	Perform such other functions as may be assigned by law, the Company’s certificate of incorporation or bylaws or the Board of Directors.

•

Meet with the Chief Financial Officer, the independent accountants, and other members of management in separate executive sessions to discuss any matters that the committee or these groups believe should be discussed privately with the Audit Committee.

•	Engage independent counsel and other professionals to the extent the Audit Committee determines necessary to carry out its duties.

Internal Controls and Risk Assessment

•	Review and evaluate the effectiveness of the Company’s process for assessing significant risks or exposures and the steps management has taken to minimize such risks to the Company.

•	Consider and review with management, the independent accountants and the Chief Financial Officer:

—	The effectiveness of or weakness in the Company’s internal controls, including computerized information system control and security, the overall control environment and accounting and financial controls.

—

Any related significant findings and recommendations of the independent accountants and finance staff together with management’s responses thereto, including the timetable for implementation of recommendations to correct weaknesses in internal controls.

•	Review with the Chief Financial Officer and the independent accountants the coordination of audit effort to assure completeness of coverage of key business controls and risk areas, reduction of redundant efforts, and the effective use of audit resources.

•

Discuss with the Company’s independent public accountants, and the Chief Financial Officer, the status and adequacy of management information systems and other information technology, including the significant risks related thereto and major controls over such activities.

•	Review and adopt the attached Charter for Internal Audit Function of the Company.

Financial Reporting

•	Review filings with the SEC and any other agencies containing the Company’s financial statements, including annual and interim reports and press releases, and consider whether the information contained in these documents is consistent with the information contained in the financial statements.

•	Review with management and the independent accountants at the completion of the annual examination:

—	The Company’s annual financial statements and related footnotes.

—	The independent accountant’s audit of the financial statements.

—	Any significant changes required in the independent accountant’s audit plan.

—	Any serious difficulties or disputes with management encountered during the course of the audit.

—	The existence of significant estimates and judgments underlying the financial statements, including the rationale behind those estimates as well as the details on material accruals and reserves.

—	Other matters related to the conduct of the audit which are to be communicated to the committee under generally accepted auditing standards.

—	Review and approve the Company’s accounting principles.

•	Review with management and the independent accountants the Company’s quarterly financial statements.

•	Assess internal processes for determining and managing key financial statement risk areas.

Independent Auditor

•	Assume direct responsibility for the appointment, compensation and oversight of the work of the Company’s independent auditors, including resolution of any disagreements that may arise between the Company’s management and the Company’s independent auditors regarding financial reporting.

•	Approve the scope and approach of the annual audit with the independent accountants.

•	Assess the independent auditor’s process for identifying and responding to key audit and internal control risks.

•	Review the independent auditor’s identification of issues and business and financial risks and exposures, including any disputes with management.

•	Confirm the independence of the independent auditor, including a review of the nature of all services provided and the related fees.

•

Approve the retention of the independent auditors for any non-audit services, but only to the extent that such non-audit services qualify under the de minimis exception set forth in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934.

•	Record in its minutes and report to the Board of Directors all approvals of audit services and non-audit services granted by the Audit Committee.

Compliance with Laws and Regulations

•	Review the Company’s process for determining risks and exposures from asserted and unasserted litigation and claims and from noncompliance with laws and regulations.

•	Review with the Company legal matters that may have a material impact on the Company’s operations and the financial statements.

•	Establish procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters.

•	Establish procedures for the anonymous submission by employees regarding questionable accounting or auditing matters.

•	If required by applicable law, prepare a report to shareholders annually, such report to be included in the Company’s Proxy Statement.

•

Within the time periods required by applicable law, establish, review and update periodically a Code of Ethics that complies with all applicable laws and regulations and that applies to the Company’s principal executive officer, principal financial officer, principal accounting officer or controller, and persons performing similar functions.

CHARTER FOR INTERNAL AUDIT FUNCTION OF
VITAL SIGNS, INC.

Purpose:

Internal audit is a function established to independently examine and evaluate the activities of the Company as a service to the Audit Committee of the Board of Directors of the Company in particular and to management in general. It is a control, which functions by examining and evaluating the adequacy and effectiveness of internal controls. To this end, Internal audit will furnish the Audit Committee and management with analysis, summaries and recommendations concerning the system of disclosure controls and system of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established.

Responsibility:

Internal audit responsibility is to review the policies, procedures and management controls of the Company to ensure that the activities are properly managed and to promote effective controls at reasonable cost. In discharging the responsibility, Internal audit shall:

•	Review systems and operations to assess the extent to which organizational objectives are achieved and the adequacy of controls over activities leading to such achievement;

•	Evaluate the relevance, reliability and integrity of management and financial information;

•	Appraise utilization of resources with regard to economy, efficiency and effectiveness;

•	Assess the means of safeguarding assets and verify their existence;

•	Ascertain the extent of compliance with established policies, procedures and instructions;

•	Recommend improvements in procedures and systems to prevent waste, extravagance and fraud;

•	Advise on appropriate systems of controls and other accounting and operational matters in a consulting capacity;

•	Draw attention to any failure to take remedial action; and

•	Carry out any ad hoc appraisals, inspections, investigations, examinations or reviews requested by the Audit Committee or by senior management.

Duties:

Subject to the approval of the Audit Committee, Internal Audit is authorized to:

•	Decide on the nature, scope and timing of the audits;

•	Enter all premises of the Company and have access to and inspect all documents and records;

•	Require any officer of the Company to supply such information and explanations as may be needed; and

•	Have discussions with line managers and employees of the Company at any reasonable time.

Reporting:

Subject to the overall guidelines and policies of the Audit Committee, Internal Audit shall be solely responsible for the planning, implementation and reporting of internal audits. For this purpose, Internal Audit shall:

•	Prepare an annual audit plan and budget in consultation with management for submission to the Audit Committee for approval;

•	Conduct the audits in an effective, professional and timely manner;

•	Report to management as soon as practical on completion of each audit; and

•	Report quarterly to the Audit Committee on the performance of the Company during the period.

ANNUAL MEETING OF SHAREHOLDERS OF

VITAL SIGNS, INC.

February 1, 2007

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

Please detach along perforated line and mail in the envelope provided.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE | X |

1.	ELECTION OF DIRECTORS (for the terms described in the Proxy Statement): (to be elected by the holders of Common Stock):		2.	The transaction of such other business as may properly come before the meeting, and any adjournment thereof. The Board is not currently aware of any such business.
		NOMINEES:
	FOR ALL NOMINEES	O David H. MacCallum O Richard L. Robbins O George A. Schapiro	WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE URGED TO EXECUTE AND RETURN THIS PROXY, WHICH MAY BE REVOKED AT ANY TIME PRIOR TO ITS USE.

	WITHHOLD AUTHORITY FOR ALL NOMINEES

	FOR ALL EXCEPT (See instructions below)

		The Board of Directors Recommends a Vote "FOR ALL NOMINEES".

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

Signature of Shareholder __________________________ Date: __________________ Signature of Shareholder __________________________ Date: __________________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

PROXY

VITAL SIGNS, INC.

THIS PROXY FOR HOLDERS OF COMMON STOCK IS SOLICITED BY
THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 1, 2007

     The shareholder of Vital Signs, Inc. (the "Company") whose signature appears on the reverse side hereof hereby appoints William H. Craig and Jay Sturm, and each of them, attorneys and proxies of the undersigned, with full power of substitution, to vote, as designated on the reverse side, the number of votes which the undersigned would be entitled to cast if personally present at the Annual Meeting of Shareholders of the Company to be held at the Company's headquarters, 20 Campus Road, Totowa, New Jersey, on Thursday, February 1, 2007, at 10:00 a.m. local time, or any adjournment thereof.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF THIS PROXY IS EXECUTED BUT NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE BOARD'S NOMINEES FOR DIRECTOR.

     The proposals set forth on the reverse side are more fully described in the Vital Signs, Inc. Notice of Annual Meeting and Proxy Statement (the Proxy Statement).

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

14475